UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

December 7, 2020

SUPERIOR DRILLING PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Utah (State of Incorporation)	46-4341605 (I.R.S. Employer Identification No.)

1583 South 1700 East Vernal, Utah (Address of principal executive offices)	84078 (Zip code)

Commission File Number: 001-36453

Registrant’s telephone number, including area code: (435) 789-0594

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value	SDPI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 7, 2020, Superior Drilling Products, Inc. (the “Company”) completed the transactions contemplated by its previously announced sale-leaseback agreement for its headquarters and manufacturing facilities in Vernal, Utah.

The Company sold the property for $4.5 million and simultaneously entered into a 15-year lease. After fees, the Company received approximately $4.2 million in net proceeds of which $2.6 million was used to repay its outstanding mortgage on the property. Lease terms are for monthly payments that are $17 thousand less than current mortgage debt service.

Item 8.01 Other Events.

On December 7, 2020, the Company issued a press release announcing the closing of the sale-leaseback transactions. A copy of the press release is filed herewith as Exhibit 99.1.

On December 9, 2020, the Company issued a press release announcing that it has been awarded the AS9100D with ISO 9001:2015 certification for its quality management systems (QMS) and for meeting QMS requirements specific to the aviation, space and defense industry. ISO 9001:2015 is an international QMS standard developed and published by the International Organization for Standardization. AS9100D is an international QMS standard published by the Society of Automotive Engineers (SAE). The standards are based on several quality management principles, including an outlined process-based method, strong customer focus, and involvement of upper-level company leadership. Organizations worldwide use the standard to demonstrate the ability to consistently provide products and services that meet customer and regulatory requirements. A copy of the press release is filed herewith as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Sale-leaseback agreement dated November 12, 2020 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 17, 2020).
99.1	Press release dated December 7, 2020 regarding sale-leaseback agreement.
99.2	Press release dated December 9, 2020 regarding ISO Certification.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2020

SUPERIOR DRILLING PRODUCTS, INC.

/s/ Christopher D. Cashion
Christopher D. Cashion
Chief Financial Officer